UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	William V. Healey Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-2991

Date of fiscal year end:	9/30/2004

Date of reporting period:	9/30/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Small Company Fund, Inc.

SEPTEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Small-capitalization stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

November 15, 2004

We hope that you find the annual report for the Jennison Small Company Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison Small Company Fund, Inc.

Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Company Fund, Inc. (the Fund) is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	19.02%	49.08%	150.26%	361.19%
Class B	18.15	43.58	132.36	940.99
Class C	18.15	43.58	132.36	139.77
Class R	N/A	N/A	N/A	6.48
Class Z	19.35	50.90	N/A	104.68
Russell 2000 Index[3]	18.77	42.96	156.33	***
S&P SmallCap 600 Index[4]	24.58	72.26	228.17	****
Lipper Small-Cap Core Funds Avg.[5]	20.52	69.05	207.27	*****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	12.47%	7.10%	8.99%	10.54%
Class B	13.15	7.35	8.80	10.31
Class C	17.15	7.50	8.80	8.98
Class R	N/A	N/A	N/A	N/A
Class Z	19.35	8.58	N/A	8.70
Russell 2000 Index[3]	18.77	7.41	9.87	***
S&P SmallCap 600 Index[4]	24.58	11.49	12.62	****
Lipper Small-Cap Core Funds Avg.[5]	20.52	10.58	11.51	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; Class R, 5/10/04; and Class Z, 3/1/96.

3The Russell 2000 Index is an unmanaged capital-weighted index of the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 8% of their aggregate market value.

4The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed.

5The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Russell 2000 Index Closest Month-End to Inception cumulative total returns are 365.06% for Class A, 1,131.83% for Class B, 169.70% for Class C, 4.87% for Class R, and 97.38% for Class Z. Russell 2000 Index Closest Month-End to Inception average annual total returns are 11.05% for Class A, 11.07% for Class B, 10.25% for Class C, 6.97% for Class R, and 8.24% for Class Z.

****S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are 475.01% for Class A, 248.72% for Class C, 7.65% for Class R, and 150.15% for Class Z. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are 12.67% for Class A, 13.07% for Class C, 14.19% for Class R, and 11.27% for Class Z. Class B returns for this index are not available.

*****Lipper Small-Cap Core Funds Average Closest Month-End to Inception cumulative total returns are 438.49% for Class A, 1,182.80% for Class B, 221.96% for Class C, 4.39% for Class R, and 137.02% for Class Z. Lipper Small-Cap Core Funds Average Closest Month-End to Inception average annual total returns are 11.60% for Class A, 9.90% for Class B, 11.83% for Class C, 6.89% for Class R, and 10.00% for Class Z.

Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/04
Eaton Vance Corp., Capital Markets	2.3%
Odyssey Healthcare, Inc., Healthcare Providers & Services	2.0
Heartland Express, Inc., Road & Rail	1.9
Iron Mountain, Inc., Commercial Services & Supplies	1.9
Education Management Corp., Commercial Services & Supplies	1.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/04
Commercial Services & Supplies	13.2%
Healthcare Providers & Services	7.4
Oil & Gas	5.3
Media	5.0
Specialty Retail	4.9

Industry weightings are subject to change.

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Investment Adviser’s Report

Jennison Associates LLC

A strong year

The Jennison Small Company Fund had a good year, in line with the strong performance of the Russell 2000 Index, although it trailed the Lipper Small-Cap Core Funds Average and the S&P SmallCap 600 Index. The S&P SmallCap 600 performed better than the Russell 2000 because of its smaller weighting in technology, the worst performing sector, and its higher concentration in value stocks, which performed better than growth stocks over the Fund’s reporting period.

A midperiod market change

The first half of the Fund’s reporting period continued the recovery that started in early 2003. The second and third quarters of 2004, however, saw muted economic growth and flat-to-negative market returns. Small-cap stocks outperformed large-cap stocks and the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by almost 15 percentage points. Taken over the full 12 months, every sector in the Fund posted a positive return. Energy was by far the best performing sector, but other than that, individual stock performance drove the Fund’s return more than sector considerations.

Energy was the biggest contributor to total return

Greater demand for oil and natural gas-drilling services has been an important driver for our energy holdings. Quicksilver Resources, our single best performing position, is involved in the exploration, production, and development of U.S. and Canadian natural gas resources. It reported strong results this past year. We remain confident that the market will continue to reward companies that are actively involved in non-core areas of natural resource production. The economic development and industrialization of many newly developing countries, primarily China and India, should lead to increased demand for energy well into the future.

Many of our technology holdings did extremely well

This was a poor environment for technology stocks, so our underweight, especially in semiconductors, added significantly to the Fund’s outperformance of the Russell 2000. Exceptional performance from individual holdings also contributed meaningfully. Alliance Data Systems, which provides electronic transaction services and database marketing, was one of the Fund’s best performing positions. It reported solid earnings, and raised its estimates for the full year 2004. It continues to improve its credit losses and credit quality, and we anticipate strong free cash flows will position the company to pay down debt or pursue acquisitions. Answerthink, which provides integrated consulting and technology-enabled solutions, was another exceptional performer from this sector. The biggest driver of recent performance has been its fast-growing syndicated research and benchmarking business, Hackett. The company also reported good results, and in recent management meetings has talked about an even further acceleration of growth.

Jennison Small Company Fund, Inc.	5

Investment Adviser’s Report (continued)

On the other hand, Manugistics Group, a global provider of demand and supply chain management software, was among the Fund’s poorest performers. It reported falling revenues that reflect weakness in the global economy and a decrease in software sales. We sold the position by period end.

Healthcare holdings were mixed

Fisher Scientific International made a solid positive impact on the Fund’s return as the company reported strong results during this period and made two acquisitions. Fisher is the dominant player in the distribution of consumable products to the scientific research and clinical testing markets. While we expect continued growth in the base business due to increased pharmaceutical spending, we have eliminated our position following the stock’s substantial appreciation. On the negative side, Odyssey Healthcare (see Comments on Largest Holdings), the second largest U.S. hospice service provider, pulled down the Fund’s performance as it lowered future expectations.

Other performance drivers were diverse

Pentair was a top contributor to performance. It is a mini-conglomerate with three divisions: water, enclosures, and tools. It is run by a top-quality team that manages its portfolio of businesses with very effective financial discipline, focusing on cash flow and return on capital. For the past two years, it has primarily been focused on improving operating results, taking cash out of the business, and reducing debt. Pentair reported very strong results over the past year, with strength across all its businesses.

Concord Camera, which is in the very appealing digital camera market, was a disappointing holding and was eliminated from the Fund. It failed to keep up with its market, had lower selling prices than expected, and experienced production inefficiencies that increased manufacturing costs significantly. Although management’s missteps had troubled us in the past, we had confidence in Concord’s recently promoted chief operating officer. Our conviction in the company’s fundamentals fell when his departure from the company was announced after an earnings disappointment.

Outlook

Our portfolio at period-end was focused on core stable growth companies and was relatively underweight in stocks at the extreme ends of the value-growth spectrum. On the value end, we are underweight in REITs, utilities, and regional banks, industries we expect to fare poorly in an environment of rising interest rates. On the growth end, we are underweight as compared with the Russell 2000 in biotechnology, semiconductors, and telecommunications equipment, although we have used the recent sell-off in these sectors to begin to rebuild some technology

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positions. In the coming months, the combination of geopolitical worries, rising interest rates, and decelerating earnings growth could result in wide swings in investor sentiment. As such, we have taken profits in some of our core growth holdings, including some we have owned for several years. They exceeded our price targets, and we expect to opportunistically find new ideas in what could be a very volatile few months for the stock market. We have begun building positions in as many as a dozen new companies that we expect will provide above-average appreciation potential in the coming year. Several are in the highly volatile and cyclical basic materials sector which is enjoying stronger interest than any time in the past two decades. We believe this could be the beginning of a longer-term cyclical trend favoring global commodity producers and related industrial companies.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Small Company Fund, Inc.	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/04.

2.3%	Eaton Vance Corp./Capital Markets

Eaton Vance is an asset management company that offers more than 180 mutual funds. It has had positive cash flows every quarter for the past six years. It reported strong results during the third quarter of 2004. Assets under management grew 39% over the past 12 months.

2.0%	Odyssey Healthcare, Inc./Healthcare Providers & Services

Odyssey Healthcare provides hospice services in the United States and focuses on palliative care for patients with life-limiting illnesses. It has continued to expand its operations during the year with new start-up programs. The industry remains extremely fragmented, providing opportunity for significant increases in market share. In addition, Medicare, from which Odyssey receives over 90% of its revenue, recently raised its payouts to hospices, and the political environment surrounding healthcare appears to remain hospitable to the industry.

1.9%	Heartland Express, Inc./Road & Rail

Heartland Express is a short- to-medium-haul truckload carrier that provides nationwide transportation service to major shippers. It has a young fleet that maximizes fuel efficiency and reduces maintenance costs. It leverages this cost advantage by focusing on short-haul/high-density routes where efficiency counts more. Heartland reported very positive results during the past year.

1.9%	Iron Mountain, Inc./Commercial Services & Supplies

Iron Mountain is the market leader in records management, data backup and recovery services, and information protection and preservation. It stores both physical and digital documents, in all storage media types, around the world. There are many customer benefits from outsourcing records and data management, including reduced cost, process discipline, protection of backup computer data, risk management and compliance, and long-term preservation. Iron Mountain’s financial performance to date has been quite good, with consistent growth and margin enhancement.

1.7%	Education Management Corp./Commercial Services & Supplies

Education Management offers proprietary postsecondary education, including associate and bachelor degree programs and nondegree programs in design, media arts, culinary arts, and fashion. Currently, its core Art Institute program is in only 25 of the top 50 U.S. metropolitan centers, leaving room for future growth.

Holdings are subject to change.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical

Jennison Small Company Fund, Inc.	9

Fees and Expenses (continued)

examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R has been in existence for less than six months, therefore no expenses are presented for Class R. Class R commenced operations May 10, 2004.

Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$998	1.21%	$6.04
	Hypothetical	$1,000	$1,019	1.21%	$6.11

Class B	Actual	$1,000	$995	1.96%	$9.78
	Hypothetical	$1,000	$1,015	1.96%	$9.87

Class C	Actual	$1,000	$995	1.96%	$9.78
	Hypothetical	$1,000	$1,015	1.96%	$9.87

Class Z	Actual	$1,000	$1,000	0.96%	$4.80
	Hypothetical	$1,000	$1,020	0.96%	$4.85

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2004, and divided by the 366 days in the Fund’s current fiscal year (to reflect the six-month period).

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Portfolio of Investments

as of September 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.0%
COMMON STOCKS

Airlines 0.8%
250,300	SkyWest, Inc.	$3,767,015

Beverages 0.5%
77,500	Cott Corp. (Canada)(a)(b)	2,235,100

Biotechnology 0.6%
58,900	Martek Biosciences Corp.(a)(b)	2,864,896

Capital Markets 3.8%
271,500	Eaton Vance Corp.(b)	10,965,885
82,100	Gladstone Capital Corp.	1,864,491
95,000	National Financial Partners Corp.	3,399,100
92,100	W.P. Stewart & Co. Ltd. (Bermuda)(b)	1,841,079

		18,070,555

Chemicals 4.0%
176,000	Airgas, Inc.	4,236,320
126,800	Cabot Corp.	4,890,676
153,500	Cambrex Corp.	3,369,325
123,600	Olin Corp.	2,472,000
174,600	Spartech Corp.	4,382,460

		19,350,781

Commercial Banks 1.0%
124,800	UCBH Holdings, Inc.	4,875,936

Commercial Services & Supplies 13.2%
235,300	ARAMARK Corp.	5,680,142
45,900	Bright Horizons Family Solutions, Inc.(a)	2,491,911
92,300	Corporate Executive Board Co.	5,652,452
256,700	Educate, Inc.(a)(b)	3,026,493
310,700	Education Management Corp.(a)	8,277,048
1,066,100	Exult, Inc.(a)(b)	5,607,686
368,800	FTI Consulting, Inc.(a)(b)	6,970,320
267,150	Iron Mountain, Inc.(a)(b)	9,043,028
170,400	Labor Ready, Inc.(a)(b)	2,389,008
23,500	Resources Connection, Inc.(a)	887,830
82,200	Waste Connections, Inc.(a)	2,604,096
134,300	Watson Wyatt & Co. Holdings	3,532,090
244,200	West Corp.(b)	7,113,546

		63,275,650

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	11

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Communications Equipment 1.2%
73,300	ADTRAN, Inc.	$1,662,444
144,500	Andrew Corp.(a)	1,768,680
138,600	Tekelec, Inc.(a)	2,311,848

		5,742,972

Computers & Peripherals 0.5%
431,600	Brocade Communications Systems, Inc.(a)	2,438,540

Construction & Engineering 1.4%
214,200	Insituform Technologies, Inc. Class A(a)	3,999,114
243,500	The Shaw Group, Inc.(a)(b)	2,922,000

		6,921,114

Consumer Finance 1.3%
153,200	Alliance Data Systems Corp.(a)(b)	6,213,792

Diversified Financial Services 0.5%
142,600	Assured Guaranty Ltd.	2,375,716

Diversified Telecommunication Services 1.1%
88,500	Commonwealth Telephone Enterprises, Inc.(a)(b)	3,854,175
1,718,100	Corvis Corp.(a)(b)	1,374,480

		5,228,655

Electronic Equipment & Instruments 3.7%
109,200	CDW Corp.(b)	6,336,876
89,200	Cogent, Inc.(a)	1,625,224
437,000	Insight Enterprises, Inc.(a)	7,359,080
202,800	Pemstar, Inc.(a)(b)	369,096
214,800	Plexus Corp.(a)	2,371,392

		18,061,668

Energy Equipment & Services 3.2%
81,700	Cooper Cameron Corp.(a)(b)	4,480,428
377,400	Pride International, Inc.(a)(b)	7,468,746
100,100	Universal Compression Holdings, Inc.(a)	3,410,407

		15,359,581

Food Products 1.3%
154,700	American Italian Pasta Co. Class A(b)	4,045,405
63,800	Ralcorp Holdings, Inc.	2,303,180

		6,348,585

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Health Care Equipment & Supplies 2.6%
70,900	INAMED Corp.(a)	$3,379,803
80,800	Integra LifeSciences Holdings(a)(b)	2,594,488
121,700	Sybron Dental Specialties, Inc.(a)(b)	3,613,273
74,000	Varian, Inc.(a)	2,802,380

		12,389,944

Health Care Providers & Services 7.4%
114,100	Accredo Health, Inc.(a)	2,689,337
114,900	AMERIGROUP Corp.(a)	6,463,125
108,800	Covance Inc.(a)	4,348,736
91,800	LifePoint Hospitals, Inc.(a)(b)	2,754,918
528,200	Odyssey Healthcare, Inc.(a)(b)	9,375,550
285,500	Omnicare, Inc.(b)	8,096,780
86,600	Priority Healthcare Corp. Class B(a)(b)	1,744,990

		35,473,436

Hotels Restaurants & Leisure 3.1%
157,700	Domino’s Pizza, Inc.(a)(b)	2,318,190
158,800	Navigant International, Inc.(a)(b)	2,593,204
215,500	Ruby Tuesday, Inc.(b)	6,005,985
124,800	Speedway Motorsports, Inc.	4,159,584

		15,076,963

Household Durables 1.8%
113,000	Furniture Brands International, Inc.	2,834,040
251,700	WCI Communities, Inc.(a)(b)	5,864,610

		8,698,650

Insurance 2.9%
98,500	Axis Capital Holdings Ltd.	2,561,000
83,200	StanCorp Financial Group, Inc.	5,923,840
10,800	White Mountains Insurance Group Ltd.	5,680,800

		14,165,640

Internet Software & Services 3.9%
429,500	Autobytel, Inc.(a)	3,852,615
582,100	Digitas, Inc.(a)(b)	4,499,633
145,000	Equinix, Inc.(a)(b)	4,461,650
317,900	S1 Corp.(a)(b)	2,536,842
333,600	SupportSoft, Inc.(a)	3,249,264

		18,600,004

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

IT Services 3.9%
669,600	Answerthink, Inc.(a)	$3,582,360
115,700	Global Payments, Inc.(b)	6,195,735
494,100	Lionbridge Technologies, Inc.(a)	4,244,319
385,600	Pegasus Solutions, Inc.(a)	4,596,352

		18,618,766

Machinery 0.5%
71,700	Pentair, Inc.	2,503,047

Media 5.0%
147,900	Entercom Communications Corp.(a)(b)	4,830,414
277,000	Entravision Communications Corp. Class A(a)	2,107,970
457,200	Harris Interactive, Inc.(a)	3,012,948
464,100	Imax Corp. (Canada)(a)(b)	2,612,883
384,700	Insight Communications Co., Inc.(a)	3,385,360
398,500	Radio One, Inc. Class D(a)(b)	5,670,655
128,300	Regal Entertainment Group(b)	2,450,530

		24,070,760

Metals & Mining 3.5%
131,700	Arch Coal, Inc.	4,674,033
149,400	Century Aluminum Co.(a)(b)	4,142,862
329,500	GrafTech International Ltd.(a)(b)	4,596,525
117,200	Massey Energy Corp.	3,390,596

		16,804,016

Oil & Gas 5.3%
209,400	Denbury Resources, Inc.(a)(b)	5,318,760
99,400	Encore Aquisition Co.(a)	3,429,300
108,300	Nexen, Inc.	4,525,857
64,736	Pioneer Natural Resources Co.	2,232,085
151,700	Quicksilver Resources, Inc.(b)	4,956,039
189,100	Remington Oil & Gas Corp.(a)(b)	4,963,875

		25,425,916

Pharmaceuticals 1.6%
256,800	Impax Laboratories, Inc.(a)(b)	3,944,448
196,375	IVAX Corp.(a)	3,760,581

		7,705,029

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Real Estate 4.6%
260,600	American Financial Realty Trust	$3,677,066
289,400	Annaly Mortgage Management, Inc.	4,957,422
205,800	CB Richard Ellis Group, Inc.(a)	4,753,980
117,200	Cousins Properties, Inc.	4,021,132
154,100	Gladstone Commercial Corp.	2,497,961
54,100	Kilroy Realty Corp.	2,057,423

		21,964,984

Road & Rail 1.9%
502,500	Heartland Express, Inc.	9,271,125

Semiconductors & Semiconductor Equipment 1.2%
51,900	Cabot Microelectronics Corp.(a)(b)	1,881,375
180,800	Power Integrations, Inc.(a)(b)	3,693,744

		5,575,119

Software 1.8%
219,000	Mentor Graphics Corp.(a)(b)	2,401,335
94,300	Mercury Interactive Corp.(a)(b)	3,289,184
371,200	TIBCO Software, Inc.(a)	3,158,912

		8,849,431

Specialty Retail 4.9%
118,900	Advanced Auto Parts, Inc.(a)(b)	4,090,160
424,200	Casual Male Retail Group, Inc.(a)(b)	2,222,808
186,400	Cost Plus, Inc.(a)(b)	6,594,832
172,000	Hot Topic, Inc.(a)(b)	2,930,880
79,700	Linens ‘n Things, Inc.(a)(b)	1,846,649
184,400	PETCO Animal Supplies, Inc.(a)	6,022,504

		23,707,833

Textiles, Apparel & Luxury Goods 0.8%
105,100	Polo Ralph Lauren Corp.	3,822,487

Wireless Telecommunication Services 2.2%
272,100	Alamosa Holdings, Inc.(a)(b)	2,078,844
108,800	SpectraSite, Inc.(a)(b)	5,059,200
126,500	Western Wireless Corp. Class A(a)(b)	3,252,315

		10,390,359

	Total long-term investments (cost $405,208,879)	466,244,065

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 36.1%

Mutual Fund
173,641,579	Dryden Core Investment Fund - Taxable Money Market Series(c) (cost $173,641,579)	$173,641,579

	Total Investments 133.1% (cost $578,850,458)	639,885,644
	Liabilities in excess of other assets ( 33.1%)	(159,212,537)

	Net Assets 100%	$480,673,107

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2004	ANNUAL REPORT

Jennsion Small Company Fund, Inc.

Statement of Assets and Liabilities

as of September 30, 2004

Assets
Investments, at value including securities on loan of $154,576,717 (cost $578,850,458)	$639,885,644
Cash	93,342
Receivable for investments sold	6,747,523
Dividends receivable	295,485
Receivable for Fund shares sold	180,606
Prepaid expenses	20,317

Total assets	647,222,917

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	163,179,512
Payable for investments purchased	2,205,794
Payable for Fund shares reacquired	421,628
Accrued expenses	310,105
Management fee payable	273,690
Distribution fee payable	156,227
Deferred directors’ fees	1,571
Withholding tax payable	1,283

Total liabilities	166,549,810

Net Assets	$480,673,107

Net assets were comprised of:
Common stock, at par	$265,297
Paid-in capital in excess of par	363,860,085

364,125,382
Accumulated net realized gain on investments and foreign currency transactions	55,512,395
Net unrealized appreciation on investments and foreign currencies	61,035,330

Net assets September 30, 2004	$480,673,107

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($314,903,501 ÷ 16,831,683 shares of common stock issued and outstanding)	$18.71
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price to public	$19.80

Class B
Net asset value, offering price and redemption price per share ($93,190,320 ÷ 5,748,765 shares of common stock issued and outstanding)	$16.21

Class C
Net asset value and redemption price per share ($17,330,306 ÷ 1,069,047 shares of common stock issued and outstanding)	$16.21

Class R
Net asset value, offering price and redemption price per share ($2,590 ÷ 138 shares of common stock issued and outstanding)	$18.72

Class Z
Net asset value, offering price and redemption price per share ($55,246,390 ÷ 2,880,071 shares of common stock issued and outstanding)	$19.18

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	19

Statement of Operations

Year Ended September 30, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $3,337)	$3,192,017
Income from securities loaned, net	271,400

Total income	3,463,417

Expenses
Management fee	3,499,804
Distribution fee—Class A	770,099
Distribution fee—Class B	1,075,647
Distribution fee—Class C	180,520
Distribution fee—Class R	1
Transfer agent’s fees and expenses	949,000
Custodian’s fees and expenses	152,000
Reports to shareholders	110,000
Registration fees	88,000
Legal fees and expenses	48,000
Audit fee	19,000
Directors’ fees	15,000
Miscellaneous	21,514

Total expenses	6,928,585

Net investment loss	(3,465,168)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	100,810,176
Foreign currency transactions	84

100,810,260

Net change in unrealized appreciation (depreciation) on:
Investments	(10,001,725)
Foreign currencies	144

(10,001,581)

Net gain on investments and foreign currencies	90,808,679

Net Increase In Net Assets Resulting From Operations	$87,343,511

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(3,465,168)	$(3,208,938)
Net realized gain (loss) on investment and foreign currency transactions	100,810,260	(28,127,226)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,001,581)	169,141,367

Net increase in net assets resulting from operations	87,343,511	137,805,203

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	74,869,227	74,727,475
Cost of shares reacquired	(168,300,695)	(126,468,912)

Net decrease in net assets from Fund share transactions	(93,431,468)	(51,741,437)

Total increase (decrease)	(6,087,957)	86,063,766

Net Assets
Beginning of year	486,761,064	400,697,298

End of year	$480,673,107	$486,761,064

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	21

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant

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amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at

Jennison Small Company Fund, Inc.	23

Notes to Financial Statements

Cont’d

period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares, pursuant to plans of distribution, (the ‘Class A, B, C, and R Plans’), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and

Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

Cont’d

.75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the Class A Shares and Class R Shares, respectively.

PIMS has advised the Fund that it received approximately $110,100 and $2,200 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2004, it received approximately $137,200 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004 the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004. Effective October 29, 2004, Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Fund pays a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended September 30, 2004 the Fund incurred fees of approximately $743,100 for the services of PMFS. As of September 30, 2004 approximately $56,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates, when applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $39,800 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, were approximately $37,900 for the year ended September 30, 2004. As of September 30, 2004, approximately $5,800 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2004, the Fund earned income of $202,500 and $271,400 from the Series by investing its excess cash and collateral received from securities lending, respectively.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended September 30, 2004, PIM has been compensated by the Fund approximately $28,600 for these services.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2004 were $342,179,297 and $434,340,787, respectively.

As of September 30, 2004, the Series had securities on loan with an aggregate market value of $154,576,717. The Series received $163,179,512 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series’s securities lending procedures.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized loss on investments. For the year ended September 30, 2004, the

Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Cont’d

adjustments were to decrease accumulated net investment loss and decrease accumulated net realized gain on investments and foreign currency transactions by $3,465,168 due to the ability of the Fund to offset its net operating loss against net realized securities gains. Paid-in-capital and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$579,667,993	$86,563,118	$(26,345,467)	$60,217,651

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The adjusted net unrealized appreciation on a tax basis was $60,217,651, which included other tax basis adjustments of $144 that was primarily attributed to the mark to market of receivables and payables.

As of September 30, 2004, the accumulated undistributed earnings on a tax basis were $7,635,973 of ordinary income and $48,693,956 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences. The Fund utilized approximately $15,915,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2004.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5%. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within twelve months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are

28	Visit our website at www.jennisondryden.com

not subject to a front end sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of common stock authorized $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock. Class A, Class B, Class C, Class R and Class Z shares each consist of 250 million authorized shares. As of September 30, 2004, Prudential owned 459,986 Class Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2004:
Shares sold	2,034,445	$36,159,572
Shares reacquired	(4,223,918)	(75,354,360)

Net increase (decrease) in shares outstanding before conversion	(2,189,473)	(39,194,788)
Shares issued upon conversion from Class B	1,085,986	19,932,757

Net increase (decrease) in shares outstanding	(1,103,487)	$(19,262,031)

Year ended September 30, 2003:
Shares sold	3,042,229	$40,686,216
Shares reacquired	(4,978,602)	(65,574,277)

Net increase (decrease) in shares outstanding before conversion	(1,936,373)	(24,888,061)
Shares issued upon conversion from Class B	855,109	11,475,061

Net increase (decrease) in shares outstanding	(1,081,264)	$(13,413,000)

Class B
Year ended September 30, 2004:
Shares sold	636,708	$9,858,220
Shares reacquired	(1,178,267)	(18,331,254)

Net increase (decrease) in shares outstanding before conversion	(541,559)	(8,473,034)
Shares issued upon conversion from Class A	(1,250,458)	(19,932,757)

Net increase (decrease) in shares outstanding	(1,792,017)	$(28,405,791)

Year ended September 30, 2003:
Shares sold	728,301	$8,553,873
Shares reacquired	(2,265,927)	(24,747,586)

Net increase (decrease) in shares outstanding before conversion	(1,537,626)	(16,193,713)
Shares issued upon conversion from Class A	(976,420)	(11,475,061)

Net increase (decrease) in shares outstanding	(2,514,046)	$(27,668,774)

Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended September 30, 2004:
Shares sold	240,470	$3,744,035
Shares reacquired	(454,872)	(7,056,584)

Net increase (decrease) in shares outstanding	(214,402)	$(3,312,549)

Year ended September 30, 2003:
Shares sold	498,929	$5,595,853
Shares reacquired	(709,251)	(7,797,922)

Net increase (decrease) in shares outstanding	(210,322)	$(2,202,069)

Class R*
Period ended September 30, 2004:
Shares sold	138	$2,500

Net increase (decrease) in shares outstanding	138	$2,500

Class Z
Year ended September 30, 2004:
Shares sold	1,364,030	$25,104,900
Shares reacquired	(3,694,276)	(67,558,497)

Net increase (decrease) in shares outstanding	(2,330,246)	$(42,453,597)

Year ended September 30, 2003:
Shares sold	1,479,591	$19,891,533
Shares reacquired	(2,099,979)	(28,349,127)

Net increase (decrease) in shares outstanding	(620,388)	$(8,457,594)

*	Class R commenced operations on May 10, 2004.

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Financial Highlights

SEPTEMBER 30, 2004	ANNUAL REPORT

Jennsion Small Company Fund, Inc.

Financial Highlights

Class A
Year Ended September 30, 2004(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.72

Income (loss) from investment operations
Net investment income (loss)	(.10)
Net realized and unrealized gain (loss) on investment transactions	3.09

Total from investment operations	2.99

Net asset value, end of year	$18.71

Total Return(b):	19.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$314,904
Average net assets (000)	$308,040
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment income (loss)	(.53)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	71%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2003	2002	2001(a)	2000(a)

$11.41	$12.84	$14.52	$12.54

(.08)	(.08)	(.06)	.01
4.39	(1.35)	(1.62)	1.97

4.31	(1.43)	(1.68)	1.98

$15.72	$11.41	$12.84	$14.52

37.77%	(11.14)%	(11.57)%	15.70%

$281,920	$216,956	$259,762	$291,869
$240,794	$286,120	$286,251	$284,681

1.32%	1.22%	1.31%	1.37%
1.07%	.97%	1.06%	1.12%
(.60)%	(.53)%	(.45)%	.04%

51%	72%	83%	92%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	33

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2004(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.72

Income (loss) from investment operations
Net investment loss	(.20)
Net realized and unrealized gain (loss) on investment transactions	2.69

Total from investment operations	2.49

Net asset value, end of year	$16.21

Total Return(b):	18.15%
Ratios/Supplemental Data:
Net assets, end of year (000)	$93,190
Average net assets (000)	$107,565
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.98%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment loss	(1.30)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2003	2002	2001(a)	2000(a)

$10.03	$11.38	$12.97	$11.28

(.17)	(.18)	(.15)	(.08)
3.86	(1.17)	(1.44)	1.77

3.69	(1.35)	(1.59)	1.69

$13.72	$10.03	$11.38	$12.97

36.79%	(11.86)%	(12.26)%	14.88%

$103,475	$100,894	$132,990	$199,149
$96,667	$143,748	$167,639	$250,061

2.07%	1.97%	2.06%	2.12%
1.07%	.97%	1.06%	1.12%
(1.35)%	(1.28)%	(1.21)%	(.69)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	35

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2004(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.72

Income (loss) from investment operations
Net investment loss	(.20)
Net realized and unrealized gain (loss) on investment transactions	2.69

Total from investment operations	2.49

Net asset value, end of year	$16.21

Total Return(b):	18.15%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,330
Average net assets (000)	$18,052
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.98%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment loss	(1.29)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2003	2002	2001(a)	2000(a)

$10.03	$11.38	$12.97	$11.28

(.17)	(.18)	(.15)	(.08)
3.86	(1.17)	(1.44)	1.77

3.69	(1.35)	(1.59)	1.69

$13.72	$10.03	$11.38	$12.97

36.79%	(11.86)%	(12.26)%	14.88%

$17,612	$14,989	$18,847	$19,236
$15,375	$20,812	$19,433	$20,159

2.07%	1.97%	2.06%	2.12%
1.07%	.97%	1.06%	1.12%
(1.34)%	(1.28)%	(1.21)%	(.70)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	37

Financial Highlights

Cont’d

	Class R
	May 10, 2004(a) Through September 30, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.58

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain on investment transactions	1.21

Total from investment operations	1.14

Net asset value, end of period	$18.72

Total Return(c):	6.48%
Ratios/Supplemental Data:
Net assets, end of period	$2,590	(d)
Average net assets	$647	(d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.48%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment loss	(0.49	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2004(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$16.07

Income (loss) from investment operations
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investment transactions	3.16

Total from investment operations	3.11

Net asset value, end of year	$19.18

Total Return(b):	19.35%
Ratios/Supplemental Data:
Net assets, end of year (000)	$55,246
Average net assets (000)	$66,315
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.98%
Expenses, excluding distribution and service (12b-1) fees	.98%
Net investment income (loss)	(.29)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2003	2002	2001(a)	2000(a)

$11.64	$13.07	$14.74	$12.70

(.05)	(.04)	(.03)	.04
4.48	(1.39)	(1.64)	2.00

4.43	(1.43)	(1.67)	2.04

$16.07	$11.64	$13.07	$14.74

38.06%	(10.94)%	(11.33)%	15.97%

$83,754	$67,858	$81,911	$105,656
$73,512	$91,573	$99,657	$98,623

1.07%	.97%	1.06%	1.12%
1.07%	.97%	1.06%	1.12%
(.35)%	(.28)%	(.21)%	.29%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Jennison Small Company Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending September 30, 2003 and the financial highlights for the periods presented prior to the year ended September 30, 2004, were audited by other auditors, whose report dated, November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2004

42	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison Small Company Fund, Inc.	43

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

44	Visit our website at www.jennisondryden.com

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary Since 2004

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or “Jennison”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Jennison Small Company Fund, Inc.	45

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Additional Information

(Unaudited)

Commencing after September 30, 2004, the Fund will file a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

46	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	12.47%	7.10%	8.99%	10.54%
Class B	13.15	7.35	8.80	10.31
Class C	17.15	7.50	8.80	8.98
Class R	N/A	N/A	N/A	N/A
Class Z	19.35	8.58	N/A	8.70

Average Annual Total Returns (Without Sales Charges) as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	19.02%	8.31%	9.61%	10.97%
Class B	18.15	7.50	8.80	10.31
Class C	18.15	7.50	8.80	8.98
Class R	N/A	N/A	N/A	N/A
Class Z	19.35	8.58	N/A	8.70

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 11/13/80; Class C, 8/1/94; Class R, 5/10/04; and Class Z, 3/1/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2000 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares (September 30, 1994) and the account values at the end of the current fiscal year (September 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that covers all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of up to 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Small Company Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Maryanne Ryan, Anti-Money Laundering Compliance Officer •Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Small Company Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PSCRX	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P502	47629P403

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Small Company Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Company Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PSCRX	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P502	47629P403

MF109E    IFS-A098329    Ed. 11/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-2991, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $16,700 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended September 30, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Jennison Small Company Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Jennison Small Company Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Small Company Fund, Inc.

By (Signature and Title)*	/s/ WILLIAM V. HEALEY
William V. Healey
Chief Legal Officer

Date November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date November 23, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 23, 2004

*	Print the name and title of each signing officer under his or her signature.